UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Data of earliest event reported): January 10, 2020

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Massachusetts Avenue, 4th Floor
Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 2.02 Results of Operations and Financial Condition

X4 Pharmaceuticals, Inc. (the "Company") is currently in the process of finalizing its financial results for the fiscal year ended December 31, 2019. Based on information currently available as of the date of this Current Report, management estimates the Company’s cash and cash equivalents as of December 31, 2019 to be approximately $130 million. The Company’s actual cash and cash equivalents as of December 31, 2019 may differ from these preliminary estimates due to the completion of the Company’s closing and auditing procedures with respect to the fiscal year ended December 31, 2019, final adjustments and other developments that may arise between now and the time the financial results for the fiscal year are finalized.

The information furnished under this Item 2.02 shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01 Regulation FD Disclosure.

On January 10, 2020, the Company updated its corporate presentation, which is available on the “Investors” tab of the Company’s website under “Events & Presentations”. The presentation will be used in meetings with investors at the 38th Annual J.P. Morgan Healthcare Conference in San Francisco, California beginning on January 12, 2020 as well as future meetings from time to time.

Item 8.01 Other Events.

An excerpt of the presentation slides from the corporate presentation are attached hereto as Exhibit 99.1 to this Current Report. The full corporate presentation is also available on the “Investors” tab of the Company’s website under “Events & Presentations”.

Cautionary Note on Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report include statements about the Company’s estimated cash and cash equivalents as of December 31, 2019. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this Current Report are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number      Description

99.1	Excerpt from Corporate Presentation dated January 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: January 10, 2020	By:	/s/ Adam S. Mostafa
Adam Mostafa
Chief Financial Officer